SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 7, 2019

PROBILITY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55074	33-1221758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8131 Red Bluff Road Pasadena, TX	77507
(Address of principal executive offices)	(Zip Code)

(281) 806-5000

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, Stephen Plumb, resigned from his positions with the Company as Chief Financial Officer and as a Director of ProBility Media Corporation (the “Registrant” or the ‘Company”). Mr. Plumb’s decision to resign did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Events

The remaining members of the management team are endeavoring to turn the public aspect of the Company around and work through the surmountable challenges. Our plan of action is to continue to streamline and consolidate the existing businesses; negotiate with creditors and other significant stakeholders; inquire for opportunities for new capital and funding sources; and incentivize the employees to participate in the anticipated change in trajectory.

Over the past six months, convertible note holders have exercised a portion of their outstanding balances into equity. However, as the Company is not current, Rule 144 is no longer available as a conversion feature to the note holders. As a result, we do not anticipate any conversions until if and when we reach an agreement with financing partners to file our audited financials. Between now and the time we are able to again file, we will endeavor to negotiate a more manageable conversion process.

ProBility’s fiscal year ended October 31, 2018, and our 10K was due near the end of January 2019. Although we filed an extension, we will not be able to file audited financials until we obtain the requisite funding. We are in discussion with certain stakeholders to finance and bring the Company current in its reporting obligations, though no agreement is yet in place.

We have also made efforts to reduce ProBility’s focus from physical third-party products to self-published online and classroom-based training.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 - Press Release dated February 8, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Dated: February 8, 2019	By:	/s/ Evan Levine
Name: Evan Levine
Title: Chief Executive Officer

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